UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

JACO ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

New York	000-05896	11-1978958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Oser Avenue, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 273-5500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 20, 2009, Jaco Electronics, Inc. issued a press release announcing its financial results for its third quarter of fiscal 2009 ended March 31, 2009.  A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, and shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1      Press Release dated May 20, 2009 issued by Jaco Electronics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACO ELECTRONICS, INC.

By:	/s/ Jeffrey D. Gash
Name:	Jeffrey D. Gash
Title:	Executive Vice President
Date:	May 20, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Method of Filing

99.1	Press release dated May 20, 2009 issued by Jaco Electronics, Inc.	Furnished herewith.